Exhibit 10.10
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                                      Lease

            1. BASIC LEASE PROVISIONS AND IDENTIFICATION OF EXHIBITS

1.01 BASIC LEASE PROVISIONS

          A. BUILDING AND ADDRESS
          445 West Erie Street
          Chicago, Illinois 60610

          B. LANDLORD AND ADDRESS:
          Loft Development Corporation
          Agent for 445 West Erie, L.L.C.
          641 West Lake Street
          Suite 401
          Chicago, IL 60661

          C. TENANT AND CURRENT ADDRESS:
          The Children's Beverage Group
          445 West Erie Street
          Suite #106
          Chicago, IL 60610

          D. DATE OF LEASE: January 17,2001

          E. LEASE TERM: Three (3) Years

          F. COMMENCEMENT DATE OF TERM: February 1, 2001

          G. EXPIRATION DATE OF TERM: January 31, 2004

          G. MONTHLY BASE RENT:       Year 1 - $2,222/month
                                      Year 2 - $2,289/month
                                      Year 3 - $2,358/month


 1. INITIAL MONTHLY RENT ADJUSTMENT DEPOSIT: N/A

 J. SECURITY DEPOSIT: $2,222

 K. RENTABLE AREA OF THE PREMISES: 1,481 rentable square feet

 L. FLOOR(S): 1 "Floor

 M. TENANT'S PROPORTIONATE SHARE: 3.24 %

 N. TENANT'S USE OF PREMISES- General office usage

 0. REAL ESTATE BROKER(S): None



         In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.

                        2. LEASE COVENANTS AND AGREEMENTS
2.01 RENT

         Lessee shall pay Lessor or Lessor's agent as rent for the Premises the sum stated above, monthly in advance, until termination of this Lease, at Lessor's address stated above or such other address as Lessor may designate in writing.

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2.02 CONDITION AND UPKEEP OF PREMISES

         Lessee has  examined  and knows the  condition  of the Premises and has received the same in good order and repair, and acknowledges that no representations as to the condition and repair thereof have been made by Lessor, or its agent, prior to or at the execution of this Lease that are not herein expressed; Lessee will keep the Premises including all appurtenances, in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged plumbing fixtures with others of equal quality, and will keep the Premises, in a clean and healthful condition according to the applicable municipal ordinances and the direction of the proper public officers during the term of this Lease at Lessee's expense, and upon the termination of this Lease, in any way, will yield up the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will deliver the keys therefor at the place of payment of said rent.

2.03 LESSEE NOT TO MISUSE; SUBLET; ASSIGNMENT

         Lessee will not allow Premises to be used for any purpose that will increase the rate of insurance thereon, nor for any purpose other than that hereinbefore specified, and will not load floors with machinery or goods beyond the floor load rating prescribed by applicable municipal ordinances, and will not allow the Premises to be occupied in whole, or in part, by any other person, and will not sublet the same, or any part thereof, nor assign this Lease without in each case the written consent of the Lessor first had, and Lessee will not permit any transfer by operation of law of the interest in Premises acquired through this Lease, and will not permit Premises to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building or increase the fire hazard of the building, or disturb the tenants or the neighborhood, and will not permit the same to remain vacant or unoccupied for more than ten (10) consecutive days; and will not allow any signs, cards or placards to be posted, or placed thereon, nor permit any alteration of or addition to any of the Premises, except by written consent of Lessor; all alterations and additions to the Premises shall remain for the benefit of Lessor unless otherwise provided in the consent aforesaid.

2.04 MECHANIC'S LIEN

         Lessee will not permit any mechanic's lien or liens to be placed upon the Premises or any building or improvement thereon during the term hereof, and in case of the filing of such lien Lessee will promptly pay same. If default in payment thereof shall continue for thirty (30) days after written notice thereof from Lessor to the Lessee, the Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of bill therefor.

2.05 INDEMNITY FOR ACCIDENTS

         Lessee covenants and agrees that it will protect and save and keep the Lessor forever harmless and indemnified against and from any penalty or damages or charges imposed for any Violation of any laws or ordinances, whether occasioned by the neglect of Lessee or those holding under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about the Premises, causing injury to any person or property whomsoever or whatsoever and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against and from any and all loss, cost, damage or expense arising out of any failure of Lessee in any respect to comply with and perform all the requirements and provisions hereof.

2.07 WATER, GAS AND ELECTRIC CHARGES

         Lessee will pay in addition to the rent above specified, all water rents, gas and electric light and power bills taxed, levied or charged on the Premises, for and during the time for which this Lease is granted, and in case said water rents and bills for gas, electric light and power shall not be paid when due, Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified, are declared to be so much additional rent and payable with the installment of rent next due thereafter.

2.08 KEEP PREMISES IN REPAIR

         Lessor shall not be obliged to incur any expense for repairing any improvements upon, said demised premises or connected therewith, and the Lessee at its own expense will keep all improvements in good repair (injury by fire, or other causes beyond Lessee's control excepted) as well as in a good tenantable and wholesome condition, and will comply with all local or general regulations, laws and ordinances applicable thereto, as well as lawful requirements of all competent authorities in that behalf. Lessee will, as far as possible, keep said improvements from deterioration due to ordinary wear and from falling temporarily out of repair. If Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the costs thereof, and such costs shall be so much additional rent immediately due from and payable by Lessee to Lessor.

2.09 ACCESS TO PREMISES

         Lessee will allow Lessor free access to the Premises for the purpose of examining or exhibiting the same, or to make any repairs,.or alterations thereof which Lessor may see fit to make and will allow to have placed upon the Premises at all times notice of "For Sale" and "To Rent", and will not interfere with the same.

2.10 ABANDONMENT AND RELETTING

         If Lessee shall abandon or vacate the Premises, or if Lessee's right to occupy the Premises be terminated by Lessor by reason of Lessee's breach of any of the covenants herein, the same may be relet by Lessor for such rent and upon such terms as Lessor may deem fit, subject to Illinois statute; and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collecting to satisfy the rent hereby reserved, Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this Lease.

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2.11 HOLDING OVER

         Lessee will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Lessor, and failing so to do, will pay as liquidated damages, for the whole time such possession is withheld, the sum of ( Two Hundred Twenty Two Dollars) ($220) per day; but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry as hereinafter set forth; nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this Lease and the term hereby granted for the period still unexpired, for a breach of any of the covenants herein.

2.12 EXTRA FIRE HAZARD

         There shall not be allowed, kept, or used on the Premises any inflammable or explosive liquids or materials save such as may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered and stored in amount, and used, in accordance with the rules of the applicable Board of Underwriters and statutes and ordinances now or hereafter in force.

2.13 DEFAULT BY LESSEE

         If default be made in the payment of the above rent, or any part thereof, or in any of the covenants herein contained to be kept by the Lessee, Lessor may at any time thereafter at its election declare said term ended and reenter the Premises or any part thereof, with or (to the extent permitted by law) without notice or process of law, and remove Lessee or any persons occupying the same, without prejudice to any remedies which might otherwise be used for arrears of rent, and Lessor shall have at all times the right to I

2.14 NO RENT DEDUCTION OR SET OFF

         Lessee's covenant to pay rent is and shall be independent of each and every other covenant of this Lease. Lessee agrees that any claim by Lessee against Lessor shall not be deducted from rent nor set off against any claim for rent in any action.

2.15 RENT AFTER NOTICE OR SUIT

         It is further agreed, by the parties hereto, that after the service of. notice or the commencement of a suit or after final judgment for possession of the Premises, Lessor may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, said suit, or said judgment.

2.16 PAYMENT OF COSTS

         Lessee will pay and discharge all reasonable costs, attorney's fees and expenses that shall be made and incurred by Lessor in enforcing the covenants and agreements of this Lease.

2.17 RIGHTS CUMULATIVE

         The rights and remedies of Lessor under this Lease are cumulative. The exercise or use of any one or more thereof shall not bar Lessor from exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any right or remedy by Lessor waive any other right or remedy.

2.18 FIRE AND CASUALTY

         In case the Premises shall be rendered untenantable during the term of this Lease by fire or other casualty, Lessor at its option may terminate the Lease or repair the Premises within sixty (60) days thereafter. If Lessor elects to repair, this Lease shall remain in effect provided such repairs are completed within said time. If Lessor shall not have repaired the Premises within said time, then at the end of such time the term hereby created shall terminate. If this Lease is terminated by reason of fire or casualty as herein specified, rent shall be apportioned and paid to the day of such fire or casualty.

12.19 SUBORDINATION

         This Lease is subordinate to all mortgages which may now or hereafter affect the Premises.

2.20 PLURALS; SUCCESSORS

         The words "Lessor" and "Lessee" wherever herein occurring and used shall be construed to mean "Lessors" and "Lessees" in case more than one person constitutes either party to this Lease; and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns and may be exercised by their attorney or agent.

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2.21 SEVERABILITY

         Wherever possible each provision of this Lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Lease.



         IN WITNESS WHEREOF, this Lease has been executed as of the date set forth in Section 1.01 D hereof.

LANDLORD:                                       TENANT:

Loft Development Corporation                    The Children's Beverage Group
Agent for 445 West Erie, L.L.C.

  By:  /s/ Daniel Kaplan                        By: /s/ John A. Darmstadter
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       Daniel Kaplan                                Jon Darmstadter